Summary
Prospectus

December 29, 2022
Goldman Sachs Strategic Volatility Premium Fund
Class P: SVPBX

Before you invest, you may want to review the Goldman Sachs Strategic Volatility Premium Fund (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online at www.gsam.com/content/gsam/us/en/advisors/fund-center/summary-prospectuses.html. You can also get this information at no cost by calling 800-621-2550 or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated December 29, 2022, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Goldman Sachs Strategic Volatility Premium Fund (the "Fund") seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.50%
Other Expenses	0.09%
Acquired (Underlying) Fund Fees and Expenses	0.14%
Total Annual Fund Operating Expenses[1]	0.73%
Fee Waiver[2]	(0.23%)
Total Annual Fund Operating Expenses After Fee Waiver	0.50%
1
The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired (Underlying) Fund Fees and Expenses.”
2
The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.40% as an annual percentage rate of the average daily net assets of the Fund; and (ii) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests, except those management fees it earns from the Fund's investments of cash collateral received in connection with securities lending transactions in affiliated funds. These arrangements will remain in effect through at least December 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$51	$210	$383	$885

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal

2 Summary Prospectus — Goldman Sachs Strategic Volatility Premium Fund
year ended August 31, 2022 was 0% of the average value of its portfolio. However, the Fund’s portfolio turnover rate is calculated without regard to transactions involving certain short-term instruments or derivatives. If such transactions were included in the calculation, the Fund would have a higher portfolio turnover rate.
Principal Strategy
The Fund seeks to achieve its investment objective through the implementation of a proprietary volatility overlay strategy (“Strategic Volatility Premium”). The Strategic Volatility Premium is a “factor” within the proprietary Strategic Factor Allocation process of the Goldman Sachs Investment Strategy Group (“Investment Strategy Group”). The Strategic Factor Allocation process was developed to provide exposure to “factors,” which the Investment Adviser believes to be systematic drivers of investment returns that offer the potential for greater and more consistent returns in different market environments. The Strategic Volatility Premium is generally derived from the Investment Strategy Group’s market views. The Investment Adviser determines in its sole discretion how to implement the Strategic Volatility Premium.
The Strategic Volatility Premium seeks to enhance the returns of a fixed income allocation to U.S. Treasury securities with the implementation of an options-based overlay strategy whereby the Fund sells (writes) options on securities indices and/or various other reference securities, such as U.S. Treasury futures. To limit the downside risk of these written options, the Fund may utilize long options on instruments corresponding to the instruments underlying the written options as well as take positions in these instruments directly or by acquiring other closely related securities such as futures on these instruments. These positions are intended to reduce the impacts on the Fund if the underlying instrument approaches or falls past the strike price of a written put option or if it increases past the strike price of a written call option.Under normal circumstances, the Fund will primarily invest in fixed and floating rate U.S. Treasury securities, futures and options. U.S. Treasury securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds with remaining maturities between one and five years. The Fund may also use futures to gain exposure to U.S. Treasury securities. The options-based overlay strategy seeks to enhance the returns of the U.S. Treasury securities. The options-based overlay strategy is designed to provide the Fund with enhanced returns and additional income. The downside risk may be mitigated by long options positions to the extent of the difference between the strike prices of the purchased options and the strike prices of the written options, as well as hedging positions in the instruments underlying the written options or other closely related securities such as futures on these instruments.As the seller of options, the Fund will receive cash (the “premium”) from the purchaser. If the purchaser exercises an option, the Fund pays the purchaser the difference between the strike price of the option and the price of the underlier at the time of exercise in the case of a put option or the difference between the price of the underlier at the time of exercise and the strike price of the option in the case of a call option. The premium, the exercise price and the market price of the underlier determine the gain or loss realized by the Fund as the seller of options. As the buyer of options, the Fund will pay the “premium” to the seller. If the Fund exercises a put option, the seller will pay the Fund the difference between the strike price of the option and the price of the underlier at the time of exercise. If the Fund exercises a call option, the seller will pay the Fund the difference between the price of the underlier at the time of exercise and the strike price of the option. The premium, the exercise price and the market price of the underlier determine the gain or loss realized by the Fund as the buyer of options. During periods in which the expected volatility of the markets for the instruments underlying the options exceeds subsequent realized volatility, a portfolio of U.S. Treasury securities with an options-based overlay strategy may outperform the same portfolio without such an options overlay strategy. However, a portfolio with an options-based overlay strategy may underperform the same portfolio without these options, for example, if realized volatility in the underlying markets exceeds expected volatility.
In addition to the Strategic Volatility Premium, the Fund may use futures contracts, primarily futures on indexes, options on indexes and options on futures to more effectively gain targeted exposure to the volatility premium, to equitize cash and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for its overlay strategy. Derivative positions may be listed or over-the-counter (“OTC”) and may or may not be centrally cleared.
The Fund’s benchmark index is the Bloomberg 1-5 Year U.S. Treasury Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved. Moreover, certain investment techniques which the Fund may employ in its investment program can substantially increase the adverse impact to which the Fund’s investments may be subject. There is no assurance that the investment processes of the Fund will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of the Fund will be exercised in a manner that is successful or that is not adverse to the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. Investors should carefully consider these risks before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Absence of Regulation Risk.  The Fund engages in over-the-counter (“OTC”) transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets (in which option contracts and certain options on swaps are generally traded) than of transactions entered into on organized exchanges.
Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with OTC transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
Derivatives Risk. The Fund's use of options, futures, options on futures and other derivative instruments may result in losses, including due to adverse market movements. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase

3 Summary Prospectus — Goldman Sachs Strategic Volatility Premium Fund
market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  NAV  and liquidity  of the Fund. Similarly, large Fund share purchases may adversely affect the performance  of the Fund to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the current expenses  of the Fund being allocated over a smaller asset base, leading to an increase in the expense ratio  of the Fund.
Leverage Risk.  Borrowing and the use of derivatives may result in leverage and may increase market exposure and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet margin/collateral requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the Fund's investment risks and cause losses to be realized more quickly.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity.  Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results.
Market Risk. The value of the securities in which the Fund  invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
NAV Risk.  The NAV of the Fund and the value of your investment will fluctuate.
Option Writing Risk.  Writing (selling) options may limit the opportunity to profit from an increase or decrease in the market value of a reference security in exchange for up-front cash (the premium) at the time of selling the option. In a sharp rising or falling market, the Fund could significantly underperform the market or other portfolios without an option writing strategy. The Fund could also experience a sudden, significant permanent loss due to dramatic movements in the market value of reference security, which may far exceed the premiums received for writing the option. Such significant losses could cause significant deteriorations in the Fund’s NAV.
Furthermore, the premium received from the Fund’s option writing strategies may not fully protect it against market movements because the Fund will continue to bear the risk of movements in the value of its portfolio investments. Writing (selling) options is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Performance
As the Fund had not operated for a full calendar year as of the date of the Prospectus, there is no performance information quoted for the Fund. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Oliver Bunn, Vice President, has managed the Fund since 2022; and Patrick Hartnett, Vice President, has managed the Fund since 2021.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

4 Summary Prospectus — Goldman Sachs Strategic Volatility Premium Fund
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.
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